Exhibit 99
LEASE TERMINATION AGREEMENT
     THIS LEASE TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of the 13 day of October, 2006, by and between CAPTEC FRANCHISE CAPITAL PARTNERS, L.P. IV a Michigan corporation (“Landlord”), and BLOCKBUSTER INC., a Delaware corporation (“Tenant”).
W I T N E S S E T H
     A. Landlord and Tenant entered into that certain lease dated April 10, 1997 (collectively with all amendments thereto, the “Lease”), whereby Landlord leased to Tenant, and Tenant leased from Landlord, the premises more particularly described on Exhibit A attached hereto and incorporated herein and located at 8529 Georgia Highway 85, Riverdale, Georgia (the “Premises”); and
     B. Landlord and Tenant desire to terminate the Lease on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Landlord and Tenant agree as follows:
     1. Defined Terms. Any capitalized terms not defined herein have the meanings assigned to them in the Lease.
     2. Termination of Lease. The Lease will terminate on November 30, 2006 (the “Termination Date”) as if such Termination Date were set forth in the Lease as the expiration date of the term of the Lease. On or before 11:59 p.m. on the Termination Date, Tenant shall vacate and deliver possession of the Premises to Landlord in the manner set forth in the Lease, and will be entitled to remove all of Tenant’s personal property and trade fixtures.
     3. Rent and Other Lease Obligations. Tenant shall pay to Landlord on or before the Termination Date, all rent, utility charges and other charges relating to the Premises, for which Tenant is responsible pursuant to the Lease and which accrue on or prior to the Termination Date. Tenant shall indemnify and hold Landlord harmless from and against any utility charges or other charges relating to the Premises which are the obligation of Tenant under the Lease and which accrue on or prior to the Termination Date. In addition, Landlord and Tenant shall comply with all of their other respective obligations under the Lease that accrue on or prior to the Termination Date.
     4. Representations. Each party hereto represents and warrants to the other that such party has full authority to execute and deliver this Agreement and that no consents or authorizations to this Agreement are required to make this Agreement binding on the parties hereto.

     5. Release of Landlord. Tenant agrees that, upon termination of the Lease as aforesaid, Landlord and its agents and employees will be fully released and discharged from any and all obligations that may have theretofore arisen or may thereafter arise under or with respect to the Lease or the Premises, save and except any failure to comply with the terms of this Agreement.
     6. Release of Tenant and Guarantor. Landlord agrees that, upon termination of the Lease as aforesaid, Tenant and its agents and employees will be fully released and discharged from any and all obligations that may have theretofore arisen or may thereafter arise under or with respect to the Lease or the Premises, save and except any failure to comply with the terms of this Agreement. Upon termination of the Lease as aforesaid, Landlord further releases and discharges Viacom Inc. (“Guarantor”) of and from any and all liabilities and obligations under that certain Guaranty executed by Guarantor on April 4, 1997, in favor of Landlord, which Guaranty guaranteed the obligations of Tenant under the Lease.
     7. Attorneys’ Fees. If either party to this Agreement institutes any action or proceeding against the other relating to the provisions of this Agreement or any default hereunder, the prevailing party in such action or proceeding will be entitled to receive from the non-prevailing party reasonable attorneys’ fees and paralegal fees and disbursements incurred therein by such prevailing party. Such reimbursement will include all legal expenses incurred prior to trial, at trial and in all levels of appeal and post-judgment proceedings.
     8. Successors and Assigns. All covenants, promises, conditions, representations and agreements herein contained are binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
     9. Entire Agreement. This Agreement, together with the Lease, constitutes the entire understanding and agreement of the parties hereto with respect to the matters covered by this Agreement, and no prior written or oral agreements, letters, representations, warranties, promises or understandings pertaining to any such matters are effective with respect thereto. The parties agree that this Agreement may be executed in multiple counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument. This Agreement will be binding upon the parties hereto upon receipt by each party of an executed copy of this Agreement transmitted to it by the other party via facsimile or other means of telecommunications.
[THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Lease Termination Agreement as of the date first written above.

LANDLORD:
WITNESSES:	CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV,
a Michigan corporation
_/s/
_/s/	By: /s/ Daniel J. Kelly__________________________
Name: Daniel J. Kelly__________________________
Title: Vice President ___________________________
TENANT:
BLOCKBUSTER INC.,
WITNESSES:	a Delaware corporation
_/s/	By: /s/ Stephen B. Krumholz_____________________
_/s/	Name: Stephen B. Krumholz
Title: Senior Vice President

[ACKNOWLEDGEMENT OF LANDLORD]
STATE OF Michigan             )
                                                ) SS:
COUNTY OF Washtenaw     )
     On this ___13___day of October, 2006, before me, the undersigned Notary Public in and for said County and State, personally appeared Daniel J. Kelly as VP of CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV , a(n) Michigan corporation, who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed. He/She is either ( X ) personally known to me or ( ) has produced _______________ as identification, and ( ) did or ( ) did not take an oath. In witness whereof, I have hereunto set my hand and official seal the day and year last above written.

___/s/ Jennifer L. Tingley _______________________
Notary Public Signature
(SEAL)	Printed/Typed Name:____________________________
My Commission Expires:________________________
Commission No.:____________________________
[ACKNOWLEDGEMENT OF TENANT]
STATE OF TEXAS       )
                                        ) SS:
COUNTY OF COLLIN )
     On this 12 day of October, 2006, before me, the undersigned Notary Public in and for said County and State, personally appeared Stephen B. Krumholz, as Senior Vice President of BLOCKBUSTER INC., a Delaware corporation, who executed the foregoing instrument on behalf of said corporation for the purposes therein expressed. He is personally known to me and did not take an oath. In witness whereof, I have hereunto set my hand and official seal the day and year last above written.

/s/ Judy F. Dunning __________________________
Notary Public Signature
(SEAL)	Printed/Typed Name:__________________________
My Commission Expires:_______________________
Commission No.:_____________________________

EXHIBIT A
LEGAL DESCRIPTION OF PREMISES ATTACHED
LEGAL DESCRIPTION
ALL THAT TRACT or parcel of land lying and being in Land Lot 248 of the 13th District of Clayton County, Georgia, and being more particularly described as follows:
TO FIND THE TRUE POINT OF BEGINNING, BEGIN at a point of intersection of the northwestern right-of-way line of Georgia State Highway 85 (a 170 foot right-of-way) with the southwestern right-of-way line of Helmer Road (an 80 foot right-of-way); running thence south 24 degrees 15 minutes 00 seconds west along the northwestern right-of-way line of Georgia State Highway 85 a distance of 909.45 feet to a 3/8 inch rebar found; said point being the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, run thence south 24 degrees 15 minutes 00 seconds west along the northwesterly right-of-way line of Georgia State Highway 85 a distance of 235 feet to a point; thence leaving the northwesterly right-of-way line of Georgia State Highway 85, run north 65 degrees 45 minutes 00 seconds west a distance of 79.31 feet to a point; run thence north 01 degrees 25 minutes 15 seconds west a distance of 16.65 feet to a 3/4 inch open top pipe found; run thence north 65 degrees 45 minutes 00 seconds west a distance of 105.74 feet to a 3/4 inch open top pipe found; run thence north 24 degrees 15 minutes 00 seconds east a distance of 220.00 feet to a 3/8 inch rebar found; run thence south 65 degrees 45 minutes 00 seconds east a distance of 192.26 feet to a 3/8 inch rebar found on the northwesterly right-of-way line of Georgia State Highway 85 and being the TRUE POINT OF BEGINNING;
The above described property, containing 0.9995 acres is shown on and is described according to that certain Boundary and Topographic Survey for Atlantis Properties, L.L.C., Regions Bank, Blockbuster Videos, Inc., Commonwealth Land Title Insurance Company, Captec Net Lease Realty, Inc., Credit Suisse First Boston Mortgage Capital, L.L.C., and First American Title Insurance Company prepared by Travis Pruitt & Associates, P.C., certified by Travis N. Pruitt, Sr., GRLS No. 1729, dated February 4, 1997, last revised April 9, 1997, which Survey is incorporated herein by reference thereto and made a part of this description.

LEGAL DESCRIPTION OF THE LAND

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 248 of the 13th District of Clayton County, Georgia, and being more particularly described as follows:
TO FIND THE TRUE POINT OF BEGINNING, BEGIN at the point of intersection of the northwestern right-of-way line of Georgia State Highway 85 (a 170-foot right-of-way) with the southwestern right-of-way line of Helmer Road (an 80-foot right-of-way); running thence in a southwesterly direction along the northwestern right-of-way line of Georgia’s State Highway 85 South 24 degrees 15 minutes 00 seconds West a distance of 909.45 feet to an iron pin found, said iron pin being the TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, running thence South 24 degrees 15 minutes 00 seconds West along the northwestern right-of-way line of Georgia State Highway 85 a distance of 400.01 feet to an iron pin found on said right-of-way line; leaving said right-of-way line running thence North 01 degree 25 minutes 15 seconds West along the eastern line of the property now or formerly owned by East Point Church of the Nazarene, Inc. a distance of 183.08 feet to a point; continuing thence North 01 degree 25 minutes 15 seconds West along the eastern line of the property now or formerly owned by East Point Church of the Nazarene, Inc. a distance of 260.74 feet to an iron pin; running thence South 65 degrees 45 minutes 00 seconds East along the southeastern line of the property now or formerly owned by Jeffrey C. Kalins and Karen S. Kalins a distance of 192.28 feet to an iron pin found on the northwestern right-of-way line of Georgia State Highway 85, said iron pin being the TRUE POINT OF BEGINNING.
The above-described property is shown as Parcel 1, being 0.7325 acres and Parcel 3, being 0.1502 acres, on and is described according to Plat of Boundary and Topographic Survey prepared for The Citizens and Southern National Bank Construction Planning Department by Travis N. Pruitt, Sr., Georgia Registered Land Surveyor No. 1729, Travis Pruitt & Associates, P.C., dated November 4, 1988, last revised February 10, 1989, bearing Job No. 88-703, which plat of survey is incorporated herein by this reference and made a part of this description.
AND
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 248 of the 13th District of Clayton County, Georgia, and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, COMMENCE, at the point of intersection of the northwestern right-of-way line of Georgia State Highway 85 (a 170-foot right-of-way) with the southwestern right-of-way line of Helmer Road (an 80-foot right-of-way); running thence in a southwesterly direction along the northwestern right-of-way line of Georgia State Highway 85 South 24 degrees 15 minutes 00 seconds West a distance of 909.45 feet to an iron pin found on said right-of-way; leaving said right-of-way line running thence North 65 degrees 45 minutes 00 seconds West along the northeastern line of the property now or formerly owned by Lovejoy Investment Company a distance of 192.25 feet to an iron pin, said iron pin being the TRUE POINT OF BEGINNING, FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED running thence South 01 degree 25 minutes 15 seconds East along the western line of property now or formerly owned by Lovejoy Investment Company a distance of 244.09 feet to an iron pin; running thence North 85 degrees 45 minutes 00 seconds West a distance of 105.74 feet to an iron pin running thence North 24 degrees 15 minutes 00 seconds East a distance of 220.00 feet to an iron pin, said iron pin being the TRUE POINT OF BEGINNING.
The above-described property is shown as Parcel 2, being 0.2570 acres, on and is described according to plat of boundary and topographic survey prepared for The Citizens and Southern National Bank Construction Planning Department by Travis N. Pruitt, Sr., Georgia Registered Land Surveyor No. 1729, Travis Pruitt & Associates, P.C., dated November 4, 1988, last revised February 10, 1989, bearing Job Number
88-703, which plat of survey is incorporated herein by this reference and made a part of this description.
LESS
ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 248 of the 13th District of Clayton County, Georgia, and being more particularly described as follows:
TO FIND THE TRUE POINT OF BEGINNING, BEGIN at the point of intersection of the northwestern right-of-way line of Georgia State Highway 85 (a 170-foot right-of-way) with the southwestern right-of-way line of Helmer Road (an 80-foot right-of-way); running thence in a southwesterly direction along the northwestern right-of-way line of Georgia State Highway 85 the following courses and distances; South 24 degrees 15 minutes 00 seconds West a distance of 909.45 feet to an iron pin found; and South 24 degrees 15 minutes 00 seconds West, a distance of 235.00 feet to a point; said point pin being TRUE POINT OF BEGINNING; FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, run thence South 24 degrees 15 minutes 00 seconds West along said northwestern right-of-way line of Georgia State Highway 85 a distance of 165.01 feet to an iron pin found; thence, leaving said northwestern right-of-way line, run North 01 degrees 25 minutes 15 seconds West, a distance of 183.08 feet to a point; run thence South 65 degrees 45 minutes 00 seconds East, a distance of 79.31 feet to a point located on the northwestern right-of-way line of Georgia State Highway 85; said point being the TRUE POINT OF BEGINNING.
The above-described property is shown as Parcel 3, containing 0.1502 acres, on and is described according to Plat of Boundary and Topographic Survey prepared for The Citizens and Southern National Bank Construction Planning Department by Travis N. Pruitt, Sr., Georgia Registered Land Surveyor No. 1729, Travis Pruitt & Associates, P.C., dated November 4, 1988, last revised February 10, 1989, bearing Job No. 88-703, which plat of survey is incorporated herein by this reference and made a part of this description.